SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report: May 9, 1996

                  Date of Earliest Event Reported: May 1, 1996



                        Houlihan's Restaurant Group, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
- --------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                  33-66392                             43-0913506
- --------------------------------------------------------------------------------
          (Commission File Number)          (I.R.S. Employer Identification No.)

             Two Brush Creek Boulevard, Kansas City, Missouri 64112
- --------------------------------------------------------------------------------
           (Address of principal executive office, including zip code)

                                 (816) 756-2200
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS

         On May 1, 1996, Houlihan's Restaurant Group, Inc. ("Houlihan's") and Zapata Corporation ("Zapata") entered into a letter of intent relating to Zapata's proposed acquisition of Houlihan's for a combination of cash and stock amounting to $8.00 per share. The letter of intent contemplates the merger of Houlihan's into a newly organized subsidiary of Zapata with each share of Houlihan's stock being converted into $4.00 in cash, without interest, and $4.00 in average market value of Zapata common stock for a specified number of trading days prior to the effective date of the merger. Houlihan's stockholders not affiliated with Malcolm I. Glazer, the owner of 73.3% of Houlihan's outstanding stock and 35.2% of Zapata's outstanding stock, will have the right to elect, subject to proration as described below, to receive 100% cash in the merger for their Houlihan's shares. If the unaffiliated stockholders as a group exercise elections to receive such an amount of cash in the merger that the aggregate ownership of Zapata stock by Malcolm I. Glazer and his affiliates after the merger would exceed 49.9% of Zapata's then outstanding stock, the cash elections of the unaffiliated stockholders will be reduced pro rata to assure that the 49.9% ownership threshold is not exceeded.

         The transaction is subject to the negotiation and execution of a definitive merger agreement and other customary conditions, including, among other things, approval of the transaction by the directors and stockholders of both companies, compliance with the Hart-Scott- Rodino Antitrust Improvements Act, registration of the Zapata shares issuable in the merger under the Securities Act of 1933 and receipt of consent from Houlihan's lending bank or the refinancing of Houlihan's outstanding bank debt.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                    Not applicable.

         (b)      Pro forma financial information.

                    Not applicable.

         (c)      Exhibits.

                    The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HOULIHAN'S RESTAURANT GROUP, INC.


                                               By:     /s/ William W. Moreton
                                                   -----------------------------
                                                   William W. Moreton
                                                   Executive Vice President/
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

Date:  May 9, 1996

                                  EXHIBIT INDEX


Exhibit No.                           Description of Exhibit
- -----------         ------------------------------------------------------------
     2              Letter of Intent between  Houlihan's  Restaurant Group, Inc.
                    and Zapata Corporation